SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 14, 2003

                       PEGASUS COMMUNICATIONS CORPORATION

               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-32383                 23-3070336
          --------                   -------                 ----------
      (State or Other            (Commission File            (IRS Employer
      Jurisdiction of                Number)              Identification No.)
      Incorporation)


      c/o Pegasus Communications Management Company,
      225 City Line Avenue, Suite 200, Bala Cynwyd, Pennsylvania      19004
             (Address of Principal Executive Offices)               (Zip Code)



        Registrant's telephone number, including area code: 888-438-7488

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.
        ------------

     In connection with the patent infringement lawsuit filed by Pegasus Development Corporation, a subsidiary, and Personalized Media Communications, L.L.C., in the United States District Court, District of Delaware against DIRECTV, Inc., Hughes, Thomson, and Philips, on May 14, 2003, the Delaware district court granted defendants' motion seeking a stay of the patent litigation pending completion of the United States Patent and Trademark Office's reexamination proceedings of certain patents in suit in the litigation.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

        (c) Exhibits.

        99.1 Pegasus Communications Corporation's press release dated May 14, 2003.

Item 9. Regulation FD Disclosure. (Information furnished in this Item 9 is ------------------------ furnished under Item 12).

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," instead is furnished under "Item 9. Regulation FD Disclosure." The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing. Attached hereto as an exhibit is the text of the news release about our results of operations for the quarterly period ended March 31, 2003.

     The news release contains the nonGAAP financial measures "DBS EBITDA" and "DBS free cash flow." We use DBS EBITDA to evaluate the operating performance and manage resources of our DBS segment. We believe that DBS EBITDA is a measure of performance used by some investors, securities analysts, lenders, and others who follow our industry to make informed decisions. Some use multiples of current or projected DBS EBITDA to estimate current or prospective enterprise value. We also believe that DBS EBITDA is a common measure used to compare our operating performance and our enterprise value to other communications, entertainment, and media service providers. We believe that the most comparable GAAP financial measure to DBS EBITDA is operating income/(loss).

     We use DBS free cash flow to evaluate liquidity of, and to manage resources and capital allocated to, our DBS segment. To us, DBS free cash flow indicates the amount of cash available for servicing debt and funding capital expenditures of our DBS segment, and therefore is an analytical indicator of our ability to service such debt and fund such capital expenditures. We believe that DBS free cash flow is a liquidity measure used by some investors, securities analysts, lenders, and others who follow our industry to make informed decisions. Some use multiples of current or projected DBS free cash flow to estimate current or prospective enterprise value. We also believe that DBS free cash flow is a common measure used to compare our enterprise value to other communications, entertainment, and media service providers. We believe that the most comparable GAAP financial measure to DBS free cash flow is cash provided/(used) by operating activities.

     These nonGAAP financial measures are not meant to replace or supersede GAAP financial measures, and they may not be comparable with similarly titled measures reported by other companies.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PEGASUS COMMUNICATIONS CORPORATION


     May 20, 2003                                By /s/ Scott A. Blank
                                                    ------------------
                                                        Scott A. Blank,
                                                        Senior Vice President

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                                  EXHIBIT INDEX

Exhibit No.   Description

99.1          Pegasus Communications Corporation's press release dated May 14,
              2003.